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                                                                    EXHIBIT 10.2


             AMENDED SCHEDULE OF MORTGAGES AND SECURITY AGREEMENTS,
           SECURED PROMISSORY NOTES, AND GUARANTIES ("LOAN DOCUMENTS")
       WHICH ARE SUBSTANTIALLY IN THE FORM OF KEY CORPORATE CAPITAL, INC.
      LOAN DOCUMENTS ATTACHED AS EXHIBITS 10.116, 10.117 AND 10.118 TO THE
              REGISTRANT'S FORM 10-K FOR THE PERIOD ENDING 12/31/99

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                                                                                                                          DATE OF
       MORTGAGOR                                  FACILITY NAME                      LOCATION           MORTGAGE AMOUNT   MORTGAGE
       ---------                                  -------------                      --------           ---------------   --------


Ithaca Bundy Road, LLC                  Alterra Clare Bridge Cottage of       101 Bundy Road               $3,325,800     3/17/99
                                        Ithaca                                Ithaca, NY  14850-9252

Ithaca Trumansburg Road, LLC            Alterra Sterling House of Ithaca      103 Bundy Road               $2,862,608     3/17/99
                                                                              Ithaca, NY  14850-9252

Niagara Nash Road, LLC                  Alterra Sterling House of Niagara     6751 Nash Road               $3,420,000    10/20/99
                                                                              North Tonawanda, NY 14120

Niagara SC Wheatfield, LLC              Alterra Clare Bridge Cottage of       6741 Nash Road               $3,367,010    10/20/99
                                        Niagara                               North Tonawanda, NY 14120

Clinton Brookside Drive, LLC            Alterra Clare Bridge Cottage of       115 Brookside Drive          $3,300,000     1/14/00
                                        Clinton                               Clinton, NY  13323

Glastonbury Fairway Crossing, LLC       Alterra Clare Bridge of Glastonbury   1824 Manchester Road         $5,447,129     4/21/00
                                                                              Glastonbury, CT

Rockland Veterans Memorial Drive, LLC   Clare Bridge of Rockland County       582 Veterans Memorial Dr     $6,335,739     6/15/00
                                                                              Orangetown, NY
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